Listing Report:Supplement No. 17 dated Jul 29, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 393766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.80%	Starting borrower rate/APR:	19.80% / 22.03%	Starting monthly payment:	$555.93

Auction yield range:	17.27% - 18.80%	Estimated loss impact:	19.05%
Lender servicing fee:	1.00%	Estimated return:	-0.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1982	Debt/Income ratio:	57%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,009	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ByeByeDebt2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to buy a house!
Purpose of loan:
This loan will be used to consolidate my debt so that I can buy my first house.  I want to pay off my 3 credit cards and part of my student loans.  The loan will allow me to pay off my debt faster while saving more money.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time even though I my debt to income ratio is higher than normal. The reason behind that is I co-signed for a auto loan and have two auto loans of my own.

Monthly net income: $ $5,000

Monthly expenses: $
  Housing: $ 0
  Insurance: $525
  Car expenses: $ 900
  Utilities: $ 0
  Phone, cable, internet: $ 100
  Food, entertainment: $ 300
  Clothing, household expenses $0
  Credit cards and other loans: $ 12000
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 414478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 36.62%	Starting monthly payment:	$610.69

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1991	Debt/Income ratio:	28%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,406	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	trucker2915	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Up Funds!
Purpose of loan:
This loan will be used to cover the following fees, permits and expenses...
Incorporate Fee        $383.00Authority Permits     $335.00Insurance                $5,700.00 (1yr.) Rent                       $300.00 (3 months)Fuel                        $1,000.00 (appx. 2weeks) IRP (PLATES)          $1,200.00 (1yr)UCRA                      $39.00 (1yr)Heavy Vehicle Tax     $550.00 (1yr)Pay Truck in Full       $4,000.00  (Purchase truck in full, we have $14,000 set aside for the truck and need the extra $4000 to pay it in full, truck costs $18,000.00) Grand-Total         $13,500.00

My financial situation:
I am a good candidate for this loan because?
I have been in the trucking business for about five years. I have worked with owner operators in the past and I have an idea of what we will be dealing with. We have done a lot of research and spent a lot of time trying to figure out how we can make this work, it wasn't just put together overnight. There are several permits and licenses that you have to get before you can drive your truck out on the road. I have a list of all the permits that I will need and most of them are written on the purpose of the loan. We have a well organized and thought out business plan and we plan to pay back the loan with the profits from our company.

    We will be a for-hire trucking company meaning that we don't have a contract with one company, we will be getting loads from any company that we want, we will not be obligated to just one company. A mistake that a lot of owner operators make is they go and get a contract with a company and now they are obligated to that company for the length of the contract. If that company is slow, the owner operator will not have any work and will not be able to get work from any other companies, this is usually the cheaper route but at the end, it may hurt you even more. We are ready to take sacrifices and do as many trips a week as needed and be out on the road in order to repay back our debts. Thank you very much and if you have any questions or concerns please feel free to contact me! (more info in my profile)!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2001	Debt/Income ratio:	67%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,384	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	yellowbrahms	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying my own car from my father
Purpose of loan:
This loan will be used to pay off the debt from my car.

My financial situation:
I am a good candidate for this loan because I have never missed a single payment from my credit cards or my car loan. I live with my mother and we divide our expenses, she pays off the rent and the food, while I pay off the utilities. The reason that I want to buy my car from my father is that he lives in Florida and I live in Georgia, so the only way to register my car in GA is to be the owner of the car not the co-owner, in that way I will also lower my insurance premium. I make around $1000 dollars per month and I spend no more than $650 hundred including all my expenses, I don't have kids so that makes everything easier. My car is a Chevrolet Aveo LT Sedan 2008, which I have co-owned in the last 2 years. Thank you for your interest on my personal loan.

My expenses:

Car Payment: 250
Car Insurance: 150
Georgia Power: 50
Water Bill: 25
Cellular Phones: 50
Gas: 50

Total Expenses: 575
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,667.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	3.27%	Starting borrower rate/APR:	4.27% / 6.31%	Starting monthly payment:	$49.42

Auction yield range:	3.27% - 3.27%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1994	Debt/Income ratio:	3%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,534	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	no-whammies	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Down Existing Balances
Purpose of loan:
This loan will be used to reduce the amount of interest I pay per month.

My financial situation:
I am a good candidate for this loan because I have never been late on any payments and I'm years ahead on my mortgage.  My revolving credit balance is a zero-percent interest balance for Home Depot (my one inquiry) for a zero-turn lawn mower and the remaining balance is my Visa that is paid-off every month.  Thank you for considering my listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1985	Debt/Income ratio:	10%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	1y 9m
Amount delinquent:	$105	Revolving credit balance:	$9,300	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BackOnTrack23	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 69% )	600-620 (Latest)
Principal borrowed:	$1,100.00	< mo. late:	4 ( 31% )	560-580 (Jun-2008)
Principal balance:	$883.90	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
To pay for my Wedding
Purpose of loan:
This loan will be used to?PAY FOR MY WEDDING.

My financial situation:
I am a good candidate for this loan because?I had a past Prosper loan in GOOD standing and made all payments.

As with most people when they were younger, I got myself into financial trouble by racking up credit cards while in college.  I worked my way through college and landed a good job afterwards and have since advanced my career.  I have been out of college for awhile now and have taken steps to right my financial mistakes.  I have been in my current job for the past 2 years and love it!  My salary is good but unfortunately due to past financial troubles my credit rating does not allow for me to get a traditional loan.  What I am looking to do with this loan is to pay for my wedding.  We are hoping to have a small wedding with family and close friends, but as you can imagine even this is expensive.  I am confident that I will be able to pay for this loan because I no longer have much monthly debt.  I have also used Prosper before and made all my payments.  I will continue to do the same with this loan.  I am set up to make automatic payments from my bank account so all payments will be made on time every month.

I am excited to start the next chapter in my life and finally found the one person that I want to spend the rest of my life with.  Please help me realize this dream and assist me with a loan.  I am willing to answer any and all questions and can prove my income.

Monthly net income: $6,000

Monthly expenses: $3,300
  Housing: $1,200
  Insurance: $100
  Car expenses: $500
  Utilities: $300
  Phone, cable, internet: $300
  Food, entertainment: $500
  Clothing, household expenses $200
  Credit cards and other loans: $200
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$263.73

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2001	Debt/Income ratio:	17%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$419	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	4
Screen name:	stable-deal	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Closing Costs For House
Purpose of loan:
This loan will be used to pay closing costs on my house

My financial situation:
I am a good candidate for this loan because we have steady income

Monthly net income: $ 2800

Monthly expenses: $ 1800
  Housing: $ 805
  Insurance: $ 120
  Car expenses: $ 100
  Utilities: $ 35
  Phone, cable, internet: $ 120
  Food, entertainment: $ 250
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 300
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2002	Debt/Income ratio:	15%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$17,147	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ecmguy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 540-560 (Dec-2007) 660-680 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Credit Card and Loan Consolidation
Purpose of loan:
This loan will be used to consolidate several credit cards and 1 installment loan.

My financial situation:
I am a good candidate for this loan because I have a solid track record in paying my debt obligations on time. I am a business professional working as an Analyst for a firm in Houston, Texas. I have been gainfully employed with the same company since 2002 and am thankful that job stability is not an issue in these uncertain times. In this tight credit market I have not been able to qualify for a traditional personal loan. My credit score is much lower than it would otherwise be if not for a difficult decision to file for bankruptcy 8 years ago. I ventured out on my own to start a business funded with personal capital and once things turned south made the tough choice towards Chapter 7 filing. Since then my credit history has been impeccable and I have the financial ability to repay the loan I've requested.

Thanks in advance for your consideration.

Monthly net income: $ 4,150

Monthly expenses: $ 3,160
  Housing: $ 920
  Insurance: $ 90
  Car expenses: $ 75
  Utilities: $ 100
  Phone, cable, internet: $ 200
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 1,025
  Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1991	Debt/Income ratio:	52%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	25y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,193	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	4
Screen name:	new-yield-glider	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debts
Purpose of loan:
This loan will be used to? pay off some high interest credit cards and possible save to get in the housing market to buy a home.

My financial situation:
I am a good candidate for this loan because? I am a hard working with two jobs and I pay all my bills on time so I know if i get this loan i will have no problem paying it back on time.
thanks prosper family.
Monthly net income: $ 3500

Monthly expenses: $ 2300
  Housing: $ 1400
  Insurance: $ 125
  Car expenses: $ 0
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 150
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 350
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	22.55%	Starting borrower rate/APR:	23.55% / 25.84%	Starting monthly payment:	$331.47

Auction yield range:	8.27% - 22.55%	Estimated loss impact:	9.03%
Lender servicing fee:	1.00%	Estimated return:	13.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1982	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	15 / 12	Employment status:	Retired
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,433	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	return-rocker8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Down Debt 780+ Credit Score
Purpose of loan:
This loan will be used to pay down around 8,500 of high Credit cards that i used to help pay for my grand daughter college  I am moving in with my daughter and her family and would like to have these pd off.

My financial situation:
I am a good candidate for this loan because I have a great credit standing over 780+, I have always paid my bills on time and I have almost zero debt. We have a cash buyer for the home. Do not want to get a home equity loan as it is a 500 acre farm and needs to be sub-divided prior to the sale to sell. I want to sell the house only and am leaving the farmland to my son. This can not happen till we get the subdivision completed. I am offer a good rate as this loan will not go to full term.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$302.86

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1985	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$15,723	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	goal-money	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
creditcards
Purpose of loan:
This loan will be used to?

My financial situation:
Iam a good candidate for this loan because    I pay my bills?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.92%	Starting borrower rate/APR:	13.92% / 16.08%	Starting monthly payment:	$273.11

Auction yield range:	4.27% - 12.92%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1988	Debt/Income ratio:	34%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$120,304	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thebear	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pays Everything on Time
Purpose of loan:
Two to three thousand will be injected into the monthly bill flow. The rest will be used to knock down my higher interest rate debt.

Ability to repay:
I have a good income with an excellent company. Car payments and a couple installment doctor bills will be over with by the end of 2009. I have a lot of debt from a job loss earlier this decade, but it is manageable, and I am in a repayment program. I have paid every bill on time my whole life.

Monthly net income: $
4950.00
Monthly expenses: $
  Housing: $ 1600
  Insurance: $ 175
  Car expenses: $ 338
  Utilities: $ 200
  Phone, cable, internet: $150
  Food, entertainment: $ 600
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 1900
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$290.37

Auction yield range:	17.27% - 33.00%	Estimated loss impact:	26.95%
Lender servicing fee:	1.00%	Estimated return:	6.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1990	Debt/Income ratio:	17%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,087	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Mikeymike801302	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	580-600 (Jul-2008) 580-600 (Jun-2008) 560-580 (Mar-2008) 600-620 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Paying for School and Credit Cards
Purpose of loan:
The purpose of the current loan request is for a few important reasons.  First, it is to combine the small amount of credit card debt I have into one loan to be paid-off in three years.  Because I worked many years in the credit and mortgage business, I know that $6,500.00, paid  over three years in an on-timely manor, will return my credit score back to the 750+ range.  In addition, I need to cover some final expenses for my last semester earning my undergraduate degree before I start on my Masters and Ph.D. in American History.

My financial situation:
I am a good candidate for this loan because? I have had a Prosper Loan in the past and it was paid-off early and it was paid on-time.  I am good candidate because if I wanted to improve my credit score back to the original 750+ I have a few years ago.  I do not have any other bills and I am moving across the street from campus so I do not need a car or new computer system or anything else.  I am renting room at low-cost.  Since it is my goal to score straight A marks, I will be living a vew quiet life, no weekends spending a lot of money.  Also, my income is rock solid and Prosper already has all the documents of my income from the last time I received a loan from prosper.  The $250.00 I have marked below is a very high estimate.

Monthly net income: $  My month net income breaks-down to approximaltey $3,125.00.  That is tax-free income I receive from an annuity every December 29th.  If I were to die tomorrow, my estate would still receive it until the year 2022, ensuring anyone who invests in my debt is assured payment, even if I die next month, or until I die.  Which means, if I live to the year 2070, I will still be receiving this income (I plan to live longer that 2070).

Monthly expenses: $
  Housing: $   415.00
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ included
  Phone, cable, internet: $  99.00 for cell phone
  Food, entertainment: 250.00
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 0
  Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1993	Debt/Income ratio:	122%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$45,015	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	spirited-listing	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Based Jewelry Business
Purpose of loan:
This loan will be used to purchase a home based jewelry making business. The business can be viewed online at http://www.beadedroyalty.com

My financial situation:
I am a good candidate for this loan because this business has been in business for 3 years and has had increasing sales ever year.  This past year the sales were $72,000.  The income from the business can more than satisfy the loan payments.

Monthly net income: $ 5820.00

Monthly expenses: $
  Housing: $ 1169
  Insurance: $ 149
  Car expenses: $
  Utilities: $ 250
  Phone, cable, internet: $ 210
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 1300
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$333.43

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2002	Debt/Income ratio:	13%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$28,970	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	chrisloef	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investing - Experienced
I am the Chief Financial Officer of a business based in Scottsdale, Arizona which purchases, upgrades, and sells distressed properties.  This company follows a model that has allowed it to grow from 3 employees to 24 employees in a very short period of time.  The business earns 20% - 180% returns on client-provided moneys.

In an effort to obtain more funds over which I have direct control (meaning the client is not part of the picture) I am turning to Prosper and a few other sources.  Rather than earn 50% of the profit for performing 100% of the work, I would like to pay a pool of investors 8% - 10% on their money and keep the remaining profit.
I am a great candidate for this loan because my credit is impeccable, my company's earning potential is astronomical,  and my personal salary is more than enough to cover a small $25k loan.  Thank you for your consideration and I?ll look forward to completing my first loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1989	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,811	Occupation:	Professional
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	wealth-omatic1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To Open Direct Marketing w/ WMI
Purpose of loan:
This loan will be used to? to leverage myself in WMI so that income is not passing me by.

My financial situation:
I am a good candidate for this loan because I am determined to succeed. I have a great team leader and worse case scenario, I have been working in a prison as a chemical dependency counselor for five years and have a stable income.
Monthly net income: $ 2400 .. two months a year 3600

Monthly expenses: $
  Housing: $ 400
  Insurance: $ 0
  Car expenses: $ 180
  Utilities: $ 100
  Phone, cable, internet: $ 75
  Food, entertainment: $ 100
  Clothing, household expenses $
  Credit cards and other loans: $ 250
  Other expenses: $ student loan 385
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,115	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	atlas12	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
I will be using the loan to consolidate my credit card debt that I incurred during college. I used credit cards to pay for college expenses and now would like to consolidate that debt into a consistent payment with a lower rate.

My financial situation:
I'm financially stable, pay my bills on time, and have always handled my finances responsibly.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	21	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$24,568	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thrifty-asset	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MARKETING / RECEIVING BLITZ
Purpose of loan:
This loan will be used to hire additional employees. Boost our current marketing campaign and fund our accounts receivable.

My financial situation:
I am a good candidate for this loan because the phone is ringing, estimates are getting approved and I cannot keep up with the current work load. Another crew is mandatory to grow. I wouldlike to market to larger development cco. in order to grow the commercial business and increase profit revenue over what is possible with  residential work. Bills are always paid on time, I have a paydex score of 80 and am on a good track. I just need a little funding.

Monthly net income: $ 5300

Monthly expenses: $
  Housing: $ 550
  Insurance: $ 127
  Car expenses: $ 750
  Utilities: $ 300
  Phone, cable, internet: $ 149
  Food, entertainment: $ 150
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 300
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,300.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$240.45

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	11%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,912	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	HoosierColt	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a nice late-model used car
Purpose of loan:
This loan will be used to purchase a 2005 Volvo S40. My 1995 Honda Accord has almost 220,000 miles and it's time I replace it with something I know I can rely on for years ahead. I keep my cars for a long time and take good care of them, and I expect to keep this car for a long time too.

My financial situation:
I am a good candidate for this loan because I live within my means, I am not overly extended on my borrowing, and I can definitely afford the payment. I have carefully considered what price range I should stay within for this purchase. I feel this amount will allow me to buy a nice car that is in very good shape and will last several years, without spending very much for it. The car I have in mind is pictured in this listing.

I have a long history of responsible borrowing and always paying my bills. I have a very stable work situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$106.13

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1999	Debt/Income ratio:	15%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,328	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hopeful-finance	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
De-stressing my life-Debt Consolid!
Purpose of loan:
I am going to pay off the many small store-issued credit cards that I have. Friends & family had advised me not to accept those too-good-to-be-true offers, but I think sometimes we truly do not understand until we see for ourselves! And I have officially learned my lesson with them.

My financial situation:
Hard to believe that my credit score is affected in such a negative way due to having cards with small balances maxed out. I am tired of writing several $40/$50 checks each month to these credit card companies and not getting ahead on my balances. This way it will be one payment, coming right out of my account, and I know that it will be paid off in full on the scheduled date!

Monthly net income: $2,390.40

Monthly expenses: $1,188.00
  Housing: $350.00
  Insurance: $61.00
  Car expenses: $80.00
  Utilities: $ (partner pays electric!)
  Phone, cable, internet: $132.00
  Food, entertainment: $200.00 (partner splits groceries!)
  Clothing, household expenses $50.00
  Credit cards and other loans: $240
  Other expenses: $75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$139.47

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1985	Debt/Income ratio:	44%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,167	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Leftoverature	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$3,165.53	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Medical Bill and Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate medical bills and debt incurred trying to get an eBay business started buying and selling musical instruments.

My financial situation:
I am a good candidate for this loan because? I have guaranteed monthly income through Social Security disability benefits and the credit card debt,miedical bills, and an auto loan are my only expenses. I do not have housing expense as I live rent-free with my parents. I have been having health issues that put me further in debt and would like to consolidate all these bills into one monthly payment so I can balance my budget better each month.

Monthly net income: $ 1550

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 60
  Car expenses: $ 291
  Utilities: $ 0
  Phone, cable, internet: $ 65
  Food, entertainment: $ 0
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 6500
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	14%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	speedracer1212	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (Apr-2009) 560-580 (Dec-2007)
Principal balance:	$894.18	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Please Read Score Raised 80+ Points
  Purpose of Loan: We had three of our kids graduate from something this year. 1 from nursing school, 1 from High School and 1 from 8th grade. We would like to make this a special time for them. We plan to use the loan to pay off my prosper loan as well as my wifes. Part of our gift to our daughter is to pay off  debts she accumilated from school, one for $1900 and the other $800, we are extremly proud of her for making it through the struggle to become a nurse!. We would like to help our son with his first vehicle. He will be going to College this fall and we want to be sure he has safe transportation.

My financial situation: I am a good candidate for this loan because when I took my first prosper loan out it was to re-establish my credit after a self-employment disaster in which I filed for bankruptcy. This was one of the most humiliating experiences I have been through and I never want to go through this again. You will see I have no deliquencies on my credit report and my score has gone up over 80 points. I also have a steady and stable job with a prosperous mining company. I have had this job over 4 years and now gross over $75,000 yrly. We have been able to pay cash for everything that came up this year, medical expenses, dental, Christmas, ect. That is the best feeling to not have those piled up. I am hoping that I will not have to pay the high interest rate prosper recommends starting with.  EARNING YOUR TRUST IS NOT TAKEN LIGHTLY and your loan bid is much appreciated! THIS LOAN WILL ALSO BE PAID BY AUTOMATIC PAYMENTS SO A PAYMENT WILL NEVER BE MISSED. My total Monthly Income is $3900.00 Total Current outgoing is $2,713.00 which currently leaves us $1187 extra monthly.
Monthly net income: $3900Monthly expenses: Housing: $ 625Insurance: $ 164.00Car expenses: $ 437Utilities: $500Phone, cable, internet: $ 134Food, entertainment: $ 600Credit cards and other loans: 200.00Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1993	Debt/Income ratio:	18%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	16y 6m
Amount delinquent:	$3,918	Revolving credit balance:	$47,657	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	inlikeflynn32	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan: Pay off high interest Credit Cards
This loan will be used to?

My financial situation: Both me and my wife work in the financial services industry. I have been with the same firm for 7 and a half years.
I am a good candidate for this loan because?

Monthly net income: $ 12900 not counting end of the year bonus

Monthly expenses: $
  Housing: $ 4000
  Insurance: $ 213
  Car expenses: $ 900
  Utilities: $ 300
  Phone, cable, internet: $ 100
  Food, entertainment: $ 100
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 500
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1993	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$47,781	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	BillC58	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2007)
Principal balance:	$6,262.57	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Reducing monthly payments
Purpose of loan:
To reduce monthly expenses to start applying savings to other debts

My financial situation:
I have a solid job, with very positive prospects for further promotions and bonuses to continue to reduce debt load

Monthly net income: $
4950

Monthly expenses: $
  Housing: $ 2300
  Insurance: $ 40
  Car expenses: $ 285
  Utilities: $ 200
  Phone, cable, internet: $ 200
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1989	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$23,336	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	poplar3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for nursing school
Purpose of loan:
This loan will be used to help pay for my monthly expenses while I'm attending nursing school for two years.  I am currently a Licensed Practical Nurse (LPN) and is going back to school to be a Registered Nurse.  Due to the full-time load that the program requires, I will not be able to hold a full-time job as well.

My financial situation:
I am a good candidate for this loan because I am responsible and I know this money is going towards my career and not just a spur-of-the-moment decision.  I have been a LPN for a year and truly believe I am an asset to this industry.
I own a house and car therefore I know the value of one's credit score and I will not borrow money that I know I will not be able to pay off because I simply do not believe in the whole bankruptcy system.
I will be working part-time the first three semesters of school and after that my family will help with my monthly expenses, along with other grants/scholarships given from school.

I appreciate anyone that is willing to help my reach my educational goal so that I may continue to help others in need.
Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	20.67%	Starting borrower rate/APR:	21.67% / 23.93%	Starting monthly payment:	$133.07

Auction yield range:	8.27% - 20.67%	Estimated loss impact:	8.48%
Lender servicing fee:	1.00%	Estimated return:	12.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,573	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	red-immaculate-kindness	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest rate loans
Purpose of loan:
This loan will be used to? pay off a high interest rate healthcare loan.  This would be the first step in attempting to eliminate debt and allow for savings for college for our sons as well as an opportunity for us to "pay it forward."

My financial situation:
I am a good candidate for this loan because? I would like to take advantage of this unconventional-type opportunity to pay down our credit card/loan amounts to create a healthier outlook for our family.  Our income is more than our expenses and the payment on this loan could be made without complication.  Our ability to utilize this type of loan situation would greatly enhance our financial outlook in the long term and allow for us to be able to give back, both to our community and the Prosper community.

Monthly net income: $ 3658.32

Monthly expenses: $
  Housing: $ 550.00
  Insurance: $ 81.67
  Car expenses: $ n/a
  Utilities: $ 225.00
  Phone, cable, internet: $ 315.00
  Food, entertainment: $ 400.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 804.00
  Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.77%	Starting monthly payment:	$48.70

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1995	Debt/Income ratio:	30%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	21y 9m
Amount delinquent:	$0	Revolving credit balance:	$93,523	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	progman	Borrower's state:	Indiana	Borrower's group:	Computer & IT Professionals
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
High interest credit cards
Hello,

I am looking to borrow some money to pay off my high interest credit cards.

I have NEVER been late on a payment, but my debt/income ratio is high because of my credit card debt.
I am 49 and have been a computer programmer for over 20 years now; and have been with my current employer for over 21 years.

Together my wife and I make a pretty nice income, but after raising 4 kids, we have little savings and need to reduce our credit card debts.  My wife is an administrative assistant for a prominent stock broker.

This is my second listing, as I have paid my first loan in full a long time ago.  Like I said, I have NEVER been late on a payment. I also am a lender on Prosper, but currently my state (Indiana) cannot loan.

Thank you very much for considering my loan application.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$164.69

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1971	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$58,528	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	goodhearted-order	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up capital for business
Purpose of loan:
This loan will be used to? Start up capital for an all natural Pharmaceutical Grade Nutritional Business. I am a licensed insurance agent and want to help my clients get healthy be choice not by chance.

My financial situation:
I am a good candidate for this loan because?I have owned several successful businesses and part of my income comes from investment property
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$199.58

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1990	Debt/Income ratio:	23%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	19y 0m
Amount delinquent:	$129	Revolving credit balance:	$9,359	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	established-capital	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
pay off 3,400 balance for vehicle, 2,000 to pay off payday loans, and rest will be put in savings for emergency payments on this loan.
My financial situation:
I am a good candidate for this loan because?
I have a job with the Navy, I pay 1,000 dollars a month for current credit bills, I have not failed to pay current credit bills. I have an associates degree and am working on a bachelors for history teacher.
Monthly net income: $
4,400
Monthly expenses: $
  Housing: $ 1,107.80
  Insurance: $ 100
  Car expenses: $ 221.00
  Utilities: $ 750.00
  Phone, cable, internet: $ 60.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 60.00
  Credit cards and other loans: $ 800.00
  Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$147.44

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1983	Debt/Income ratio:	47%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$59,634	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Mommc2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Nov-2007)
Principal balance:	$1,690.30	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
New windows and payoff loan #1
Purpose of loan:
I would like to pay off my other prosper loan and use $2000 to get new windows for part of the house.

My financial situation:
The first thing I will do is pay off my other prosper loan!

This is my second listing.  I have a current Prosper loan, and  you can see that I am current with it, have it on auto-pay and never miss a payment.  Let me pay the interest to you instead of being milked by the credit card companies!   My husband and I both are gainfully employed.  It has, however, been frustrating to know that we earn so much only to see it go into the interest on our cards.  We own a home and own one of our two cars outright.  We had a year with no car payment and my car died and we were able to borrow a car for awhile before we had to buy one.

Thanks for helping us make this achievable!

I have been at my job for over 5 years so I have a steady income.  I also sell Avon to make extra money.  I worked full time and put myself through college.  All of my student loans are paid off.  I have never defaulted on any loans.  I have always worked hard and have always paid my debts.

I was sticking to a budget to pay off all my credit cards, but my father became ill and I had to help my mom out with the caregiver expenses.  Since dad's passing I'm doing pretty good getting back on track.  New windows for the part of the house has become a priority due to some leaking.

Monthly net income: $4,200.00

Monthly expenses: $
  Housing: $ 600 (this is my contribution, my husband pays the rest)
  Insurance: $ 127.00
  Car expenses: $ 420.00
  Utilities: $ 276.00
  Phone, cable, internet: $ 180.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 1388.00
  Other expenses: $ 0.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$471.74

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1998	Debt/Income ratio:	43%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	0y 2m
Amount delinquent:	$30	Revolving credit balance:	$12,244	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jubilant-reward	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
To pay off HIGH interest credit cards.

My financial situation:
I am a good candidate for this loan amount because I have a stable career and I always pay my bills on time. While I make decent money and I am able to pay on these credit cards monthly, the high interest rates (25 - 29%) prevent me from putting any extra money towards the principle. With interest rates like these the likelihood of me getting them paid off any time soon looks bleak which is why I need help in securing a personal loan with a low APR that will allow me to pay off my credit card dept once and for all without having to feel the pain of high interest rates.

Monthly net income: $ 45,000

Monthly expenses: $
  Housing: $ 1,125
  Insurance: $ 155
  Car expenses: $ 525
  Utilities: $ 160
  Phone, cable, internet: $ 125
  Food, entertainment: $ 150
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$80,372	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kind-creative-truth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory and warehouse expansion

Purpose of loan:
This loan will be used to? further my business by purchasing more inventory and expanding warehouse space to carry more product.

My financial situation:
I am a good candidate for this loan because?I have an excellent background both in management and sales.  I've taken a White Cap branch here in Salinas from $2.5 million in 2000 to $8.5 million in 2007.  I have put together an excellent sales team here on the Monterey Peninsula to market, sell and service the Cuda Parts Washers which are manufactured in Camas, Washington (Made in the USA).  I need additional space to carry the proper inventory for delivery to our customers without delay.  I have the City of San Francisco and 6 counties to the south.  I will also use some of the proceeds to help with expansion from Monterey County moving north.  I expect up to $300,000 in sales in 2010 with more than $50,000 in service.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1988	Debt/Income ratio:	34%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,533	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jrlrsh	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$3,693.74	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Roof repair for my elderly mother
Purpose of loan:
This loan will be used to?help my elderly mother get a roof put on her house.

My financial situation:
I am a good candidate for this loan because?I make my payments on time and sometime before the due date.

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $ 135.00
  Car expenses: $ 40.00
  Utilities: $ 60.00
  Phone, cable, internet: $ 75.00
  Food, entertainment: $ 60.00
  Clothing, household expenses $ 60.00
  Credit cards and other loans: $ 300.00
  Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,850	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kind-community-rapture	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operating Expenses
Purpose of loan: We started out in 1997 as a pool maintenance/repair business in Nevada.  I realized that there was a need for a product that provided a safety barrier around swimming pools. Nationally, drowning is the leading cause of death for children under 5.  We are now experiencing growing pains that is exceeding our capabilities.

My financial situation:
I am a good candidate for this loan because there are more and more states creating mandatory regulations for swimming pool safety, thus creating a need for the product that our company offers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1988	Debt/Income ratio:	35%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	32	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,290	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	114%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	VMImom	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008) 580-600 (Sep-2007)
Principal balance:	$3,831.59	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
RELIST! 2nd Time TRUSTED Borrower
Purpose of loan: First, I want to THANK ALL who funded my last loan! You ALL were a life saver for me and my son allowing me to afford to send him for his last year at the Virginia MIlitary Institute! He graduated May 15, 2009 and he is commissioned in the U.S. Army Reserves.This loan will be used to pay off the LAST small high interest loan with Bank of Delaware for $2800 and the remaining $3000 will be used to purchase appliances and household furnishings for my son and his fiance' for their FIRST NEW HOME! This loan will SAVE me about $225 per month paying off that high interest loan! This is a NO AUCTION listing! I am offering a good interest rate so lenders can receive a GREAT return on their investment while willing to helping me! THANKS for looking!!

My financial situation:
I am a good candidate for this loan because I have a previous loan with Prosper and NEVER had a late pay, NEVER missed a payment and NEVER had any insufficient funds in my bank account! I am VERY TRUSTWORTHY with my debts! I work VERY hard to regain the EXCELLENT credit score I once had!

Monthly net income: $ 3386 (myself)  $2800 (husband)

Monthly expenses: $ 1480
  Housing: $ 350
  Insurance: $ 80
  Car expenses: $ 125
  Utilities: $ 100
  Phone, cable, internet: $ 75
  Food, entertainment: $ 250
  Clothing, household expenses $ 75
  Credit cards and other loans: $ 425
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1993	Debt/Income ratio:	36%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	18y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,823	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	105%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	heartpounding-contract	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay down credit cards
Purpose of loan:
This loan will be used to? Pay down credit cards

My financial situation:
I am a good candidate for this loan because? I have been on my job for 20 years and i pay my bills on time. I have been in my house for 28 years

Monthly net income: $ 4200

Monthly expenses: $
  Housing: $ 2300
  Insurance: $ 100
  Car expenses: $ 200
  Utilities: $ 250
  Phone, cable, internet: $ 59
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$333.43

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	40%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	24 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,271	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Jasmin311	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	760-780 (Feb-2008)
Principal balance:	$8,500.75	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Move on and Consolidate!
Purpose of loan:

I would like to request this loan because my credit card just raised its APR from 0% to 25% and I would rather pay Prosper 10.5% then pay CitiCards 25%.

Things are going really well for me. I am still at my job and I got a raise and promotion last October. I originally asked for a prosper loan to help pay off a $15K debt from a failed relationship. So far the whole prosper process has been a very positive experience and I have not had any problems paying down my debt or making any of my payments.
I ran into a really tough time last summer when I had to move twice in two months. I moved to be closer to work as my lease was up in August and then the house that I was renting and had just moved into went into foreclosure in October. I only had 3 days to move. It was very stressful and expensive and I incurred some credit card debt as a result. But now I am back on a steady path and when my lease is up this October I plan to downsize and move into a less expensive place so that I can pay down my debt faster.

On a side note I have gotten over my failed relationship and have a very nice new boyfriend. :) So wish me well!

My financial situation:
I am a good candidate for this loan because I have a master's degree, a steady state job, that I enjoy, and I even work a part time job on Sundays at a clothing store to try and repay this debt down.  I pay all of my bills on time. If I could get this loan I could stop the never ending cycle of debt that I am in because I would just be making one payment instead of 3. If I could get this loan I would even have some money left each month to put into savings. I hate being in debt and I have done everything that I could to try and get out of this debt to no avail, so finally I am asking for help from the Prosper community. Thank you, J.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$242.66

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1995	Debt/Income ratio:	27%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,504	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	steward4	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Newly Single Mom makes fresh start
Purpose of loan:
This loan will be used to pay off two high interest credit cards, the largest of which is with Target National Bank who will not work with me at all on the interst rate.  Unfortunately I have the credit available on another card, but they are not accepting balance transfers at this time.  Patience is not my specialty, so I when I read about this website I thought I would give it at try.

My financial situation:
I am a good candidate for this loan because I have good credit.  I have the funds available to pay my bills, but I would like those funds to go more toward principal than to interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1992	Debt/Income ratio:	18%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$71,342	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	EngineerInFlorida	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	(Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay-off Hi Interest Credit Card
I have already paid off an earlier Prosper loan without missing a single payment in 3 years.  Now one of the nations top banks is currently charging me about 29 percent on a creditcard.  I believe that is wrong and would like to give the opportunity to folks on Prosper who believe in me and at the same time get a mutually good interest rate.  I have stable job in a multi-national, Hi-tech company and do not forsee any problems in making my payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1997	Debt/Income ratio:	43%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	65	Length of status:	6y 2m
Amount delinquent:	$40	Revolving credit balance:	$4,535	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Crisis816	Borrower's state:	NewJersey	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008) 620-640 (Mar-2008) 600-620 (Nov-2007) 580-600 (Mar-2007)
Principal balance:	$2,510.66	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Refinance my prosper loan.
Purpose of loan:
I am looking to refinance a prosper loan that I currently have. I would like a lower interest rate.

List of Debts being consolidated:
$2500.00 Prosper Loan

My financial situation:
I am a good candidate for this loan because I am a responsible person with a steady job at a local bank. I manage a staff of thirty and am well respected. My wife and I suffered a bankruptcy about 4 years ago due to an ill-advised move to Florida for a job that did not pan out. We moved home, but could not recover financially. We have learned from this experience and have come out stronger.

Monthly net income: $ 3378. While my wife is not included she makes $2166. Neither include bonuses or overtime.

Monthly expenses:
Housing: $ 350
Insurance: $ 150
Car expenses: $ 900
Utilities: $ 25
Phone, cable, internet: $ 135
Food, entertainment: $ 300
Clothing, household expenses $ 200
Credit cards and other loans: $ 120

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.58%	Starting borrower rate/APR:	11.58% / 13.71%	Starting monthly payment:	$264.11

Auction yield range:	3.27% - 10.58%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1964	Debt/Income ratio:	18%
Credit score:	840-860 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,994	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	interest-melody9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup publication and web site
This loan request is for startup money for a brand new web site and publication in Merced, California. Half of the funds will be invested in the web site which will act as a forum for culture, arts and life in downtown Merced (California?s newest city with a university). A premier web designer is creating a site which will allow for open blogging, a custom community calendar, photo galleries and high-quality video displays.
The second half of the funds will be used to cover printing costs and marketing materials for the company?s launch. The money used for marketing will go to the purchase of  magazine stands, posters, banners and to cover the cost of two launch parties -- one in downtown Merced at the other at the UC campus.

Distribution:
In addition to the web site, more than 5,000 magazines printed in full color on recycled matte paper will be distributed to businesses downtown, at the arts center and at the university.

My financial situation:
The business currently has financial support from an investor and numerous advertisers are already on board. The Merced County Arts Council, UC Merced and the Merced Art Hop have all offered support in some capacity to the publication. I always pay my bills and credit cards on time.

About the busines owner:
Has worked in the media business as a newspaper editor and as the chief editor of a community magazine and has worked as a graphic designer and paginator at publications in California and Oregon.

About the college:
UC Merced had the second-highest admissions rate in the system at 79.1 percent, after Riverside at 79.8. UC Merced plans to enroll about 1,200 freshmen for next year, increasing the entire campus population to 3,200. (According to the Merced Sun-Star)

About the web designer:
Awards he has won
Cut & Paste Digital Design Tournament, Jury Prize, SF, 2007
SF Weekly's Mastermind award recipient, SF, 2007
Art & Design Scholarship award recipient, SJSU, 2005
A.S. 55 Induction and Scholarship award recipient, SJSU, 2003
Dean's Scholar Award, SJSU, 2003
Who's Who Among American Colleges and Universities award recipient, SJSU 2003

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1974	Debt/Income ratio:	18%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$104,631	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	lucrative-economy	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card consolidation
Purpose of loan:
This loan will be used to regain my financial control and get out of credit card debt.

My financial situation:
I am a good candidate for this loan because I have a long credit history since 1974 with never a serious problems (
foreclosure, default, etc.).  I own two homes and have amassed some debt because my wife lost her full time job and is now working part time.

Monthly net income: $ 6000

Monthly expenses: $
  Housing: $ 4000
  Insurance: $ 150
  Car expenses: $500 (over in October)
  Utilities: $ 100
  Phone, cable, internet: $ 200
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2000	Debt/Income ratio:	23%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,077	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	barb253	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,750.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 580-600 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Consolidate my bills
Purpose of loan:
To pay off my bills, so I may have one low interest rate and monthly payment.

My financial situation:
I am a good candidate for this loan because? I am a responsible person who pays my bills on time and having good credit will help me buy my first home in the future.

Monthly net income: $ 1966.00

Monthly expenses: $
Housing: $ 0
Insurance: $ 0
Car expenses: $ 82 Insurance
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ 240
Clothing, household expenses $ 50
Credit cards and other loans: $   600
Other expenses: $ 85 cell phone
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	45	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,740	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	impressive-currency	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My credit cards
Purpose of loan:
This loan will be used to consolidate high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because I am never late on payments I just want to make less payments to the credit cards and increase my credit score.

Monthly net income: $ 10300

Monthly expenses: $
  Housing: $ 350
  Insurance: $ 359
  Car expenses: $ 1900
  Utilities: $ 210
  Phone, cable, internet: $ 200
  Food, entertainment: $
  Clothing, household expenses  150$
  Credit cards and other loans: $ 980
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$124.09

Auction yield range:	11.27% - 27.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1999	Debt/Income ratio:	38%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,447	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	STAFINN	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 620-640 (Apr-2008) 600-620 (Mar-2008) 580-600 (Nov-2007)
Principal balance:	$3,849.74	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying For My Sons Hockey
Purpose of loan:
This loan will be used to?
Pay for my sons hockey for this year and some new equipment He is 8 AND GROWING QUICK!:) And also some school clothes My financial situation:
I am a good candidate for this loan because? I have made all payments on time for my current loan and have not been late on any of my other payments

Monthly net income: $ myself(900.00) Husband (3200.00)

Monthly expenses: $ 3520.00
  Housing: $ 1200.00  Insurance: $ 120.00
  Car expenses: $ 400.00
  Utilities: $ 250.00
  Phone, cable, internet: $ 150.00
  Food, entertainment: $ 100.00
  Clothing, household expenses $ 200.00  Credit cards and other loans: $ 900.00
  Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$790.44

Auction yield range:	8.27% - 23.55%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1990	Debt/Income ratio:	66%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	4y 3m
Amount delinquent:	$582	Revolving credit balance:	$81,159	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bold-triumphant-yield	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,800	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mikspik001	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventroy for online clothing store
Purpose of loan:
This loan will be used to purchase new inventory for our online Ebay clothing store. Use this link to visit our current Ebay listings: our ebay store

Business story: Girlfriend and I selling clothing items on Ebay since October 2008; hold a PowerSeller status - monthly profit $4000, selling rate 35% of total number of items listed each month (150 items sold per 500 listed per month); $4000 is not enough to invest back into the business for it to grow, as most of the profit is used for living expenses; investing $15000 into new inventory equals to 1500 new items listed, bringing the profit up to about $9000 per month, of which about $6000 would go back into the business while using the other $3000 for living expenses, which in turn equals to business growth.
Educational and Professional Background:
Myself - B.S. in Computer Science; Database Administrator 2001-2007.Partner/girlfriend - PharmD; Pharmacy student 2001-2008.

My financial situation:
Good credit history, no open loans, no major credit card debts, reliable business with a proven record of profitability, backed up by a stable carrier in IT and pharmacy.

Monthly net income: $ 4000

Monthly expenses: $ 3500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1993	Debt/Income ratio:	21%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,257	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	dejavubilliards	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008) 720-740 (Apr-2008)
Principal balance:	$4,008.69	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Screwed by Fannie Mae!
Purpose of loan:
We have been renovating our home for the past 2 years.  The last portion of those renovations was adding a swimming pool, which we had planned on paying for through a cashout refinance.  We had paid for 75% of all renovations with cash and savings and have almost $200K in equity in our home now.  However, with all of the mortgage stuff that has happened in the last 2 years and some specific changes to Fannie Mae guide lines that took some business write-off's directly off my personal income...we were unable to refiance our home with any sort of cashout option.  My situation now is that I have a beautiful home with a brand new pool that needs to be paid for and all my money is wrapped up in my home and I can't touch it.  The pool company has been a dream to work with, but we have run out of options to drum up the $25K needed to pay them (as it is a pool) and have potentially put him at risk as he didn't require any money up front for the pool installation.  The pool was originally $35,000, but we have been able to pay them down to $25 so far...but I can not continue to sustain paying $2000+ per month and I need to come through on my obligations for this company.

My financial situation:
I am an excellent candidate for this loan because?I am in the upper income category and have a long history of borrowing and repayment.  My debt to income ration is low, as I usually try not to borrow for anything other than "major" investments.  I have used prosper before and have always been timely with my payments and repayment of loan.  I even have a small amount tied up as an investor.  I have been approved for a streamline loan for the home, which is going to drop my monthly payment almost $650 per month...which should mostly offset the payment for this loan without increasing my monthly debt obligation from what it is today.

I have no idea why Prosper has given me such a low internal rating...you can clearly see by my credit report that I have very good standing right now.  I had some business trouble almost 5 years ago that caused me to get behind on some things I had personally guaranteed, but that is long past me now.  I had a bunch of activity (inquiries / new accounts) about a year ago that temporarily brought my score down  All of the recent credit inquiries are from my attempts to find an institution to refinance my home with a cashout option to pay me back for all the renovations done to my home.  Hopefully people will do the research and see through the poor litmus test that prosper has rated me through.

Please feel free to review those listings for other questions and such about this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$341.90

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1995	Debt/Income ratio:	13%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,946	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	4
Screen name:	ofern01	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy a Car for my wife
Purpose of loan:
This loan will be used to buy a car for my wife.

My financial situation:
I am a good candidate for this loan because I have a good stedy job and I'm a responsible individual that pays ahead of time.

Monthly net income: $ 6,250
Monthly expenses: $ 3270
  Housing: $ 1,150
  Insurance: $ 120
  Car expenses: $ 450
  Utilities: $ 250
  Phone, cable, internet: $ 250
  Food, entertainment: $ 400
  Clothing, household expenses $ 400
  Credit cards and other loans: $ 250
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	57%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,575	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	BL45	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008) 540-560 (Jan-2008)
Principal balance:	$3,332.49	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Not A HR,No Delinquents,Pay Off CC
Purpose of loan:
This loan will be used to? Pay off  existing prosper loan, which has an excellent payment history, And pay off credit cards.
My financial situation:
I am a good candidate for this loan because? This will be my third prosper loan. The first loan was paid off in 3 months. I pay all of my financial obligations on time every month.  With my last prosper loan I was able to pay off my credit cards and raise my credit score.  I was determined to never use those credit cards again, and I was doing fine with that, until my sister lost her job, and had no income coming in, so I decided to help her out, which in turn led me to using my credit cards again.  By using my credit cards, it has lowered my credit score,  I  pay all of my bills on time every month. I am not a high risk as indicated with prosper score. I have started my listing with the high interest rate, as suggested by Prosper, But I am hoping to have it bid down, but if not then I will pay the interest rate I end up with. I rather pay you the interest than the credit card companies, They have just raised my rates again. I will not have any problem paying this loan back. I am a stay at home mom, receiving a guaranteed monthly social security income,survivors benefits, since the death of my husband.
I have no delinquent accounts, and the Public record listed is for a bankruptcy that was filed and discharged 9 years ago.  I will never file bankruptcy again. The two inquiries on my credit report are for loans that I applied for to help my sister out, but was denied.
Thank You for reading my listing, and for considering funding my loan. I will not dissapoint you, You will be paid back, I have my Prosper account set to  debit my bank account every month for the Prosper payment. It is my goal to also send more than the monthly payment, so I can pay the loan off quicker.

Monthly net income: $ 2400.00

Monthly expenses: $ 1620.00
  Housing: $ 450.00 (my share)
  Insurance: $ 60.00 (car ins.)
  Car expenses: $
  Utilities: $ 150.00
  Phone, cable, internet: $ 160.00
  Food, entertainment: $ 0 ( since I pay for utilities and phone,internet,cable, roommate pays for food)
  Clothing, household expenses $
  Credit cards and other loans: $ 500.00 ( would be reduced to the Prosper payment if I receive this loan, so I save money! )
  Other expenses: $ 300.00 car loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.97%	Starting borrower rate/APR:	14.97% / 17.14%	Starting monthly payment:	$155.93

Auction yield range:	6.27% - 13.97%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1984	Debt/Income ratio:	17%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$42,283	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	blue-deal-position	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Low interest offer expiring
Purpose of loan:
This loan will be used to pay off the balance of a credit card that was a low interest offer for only six months.  The introductory offer is expiring in September 2009 and I would like to be able to pay it off before the interest causes the monthly payment to increase.  I have been paying an amount well over the minumum payment but a family emergency necessitated my traveling to New York every month which did not allow for me to pay this card off before the experiation of special offer.

My financial situation:
I am a good candidate for this loan because the last time I checked my credit score it was over 764, I pay my bills on time - most of them are automatically drafted from my checking acount, and I am gainfully employed in a state agency.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$669.49

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	50%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,193	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	amy76	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	640-660 (Jan-2008) 600-620 (Dec-2007) 580-600 (Nov-2007)
Principal balance:	$1,176.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Consolidate Debt - Pay it Off!
Thank you for taking the time to look at my listing. I currently have a Prosper loan and hope to get my second to consolidate my debt.

I am a mother of an amazing 6 year old boy. We live with my boyfriend and his son who is 9. For over 11 years I have worked as a customer support specialist for a telecom company.

My boyfriend got laid off from his job and we got behind on a few bills. He is currently working again and things are starting to look much better! I am hoping to get this loan to consolidate my debt and get a better interest rate than I am currently paying. This will save me money each month and get the debt paid off much quicker.

I am committed to reducing my spending and living within a strict budget. My goal is to become debt free as soon as possible. The people of Prosper can help make that happen. The Prosper loan will also be automatically taken from my account every month.

I will use the Proper loan to pay off the following:
1st Prosper loan: $1176.00
Brookwood Loans: $1636.50
CashCall: $5285.12
ThinkCash: $1930.19
Loan from family member: $4748.99

Monthly Income: $2370.00

Monthly expenses:
Housing: $257.50 (My half.)
Insurance: $68.00 (Car and renter's insurance.)
Car expenses: $307.00 (Car payment.)
Utilities: $50.00 (We only pay electric here.)
Phone, cable, internet: $120.00
Food, entertainment: $200.00 (Groceries. We watch alot of movies at home.)
Clothing, household expenses $50.00
Credit cards and other loans: $800.00 - $700 of which will be paid off by the Prosper loan.

This loan will allow me to consolidate my debt and give me a lower payment each month. With this loan, my credit will only get better.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1997	Debt/Income ratio:	32%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	5	Length of status:	2y 7m
Amount delinquent:	$355	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vibrant-greenback	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills to get ahead
Purpose of loan:
This loan will be used to?pay off some old bills that  I have aquired, I want to do a little remodeling at my house to replace some windows before winter.

My financial situation:
I am a good candidate for this loan because?
I have a great work history. I have a job that garantees me 40 hours a week.
Monthly net income: $

Monthly expenses: $
  Housing: $ 300.00
  Insurance: $ 100.00
  Car expenses: $ 0
  Utilities: $ 120.00
  Phone, cable, internet: $ 40.00
  Food, entertainment: $ 50.00
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 75.00
  Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1993	Debt/Income ratio:	20%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$493,233	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	AssetInvestor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 100% )	700-720 (Latest)
Principal borrowed:	$34,222.00	< mo. late:	0 ( 0% )	680-700 (Apr-2009) 700-720 (Jan-2008) 680-700 (Aug-2006)
Principal balance:	$5,251.52	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
3rd Prosper Loan; Repay in 3 months
Purpose: Quick funds for debt repayment in next 30 days. Plan to repay loan in 3 months.

Income: ytd Income on track for >$300k (same as 2008), and merely paying debt obligation in next few weeks.

Third Prosper Loan: Paid off first with $9,000 check at end of 2008. Currently have $5,500 balance on original 2nd Loan. This 3rd loan easier than juggling other things before next work bonus payment. Same job for > 2 yrs, and very stable. Never late on any payments in since 2006.

High amount of personal assets and income. Just timing to pay off one debt obligation prior to next cash bonus at work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,025.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 22.72%	Starting monthly payment:	$37.60

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	45	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,522	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blue-reverent-funds	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Landscaping & House Paint
Purpose of loan:
This loan will be used to purchase river rock, bark mulch and an assortment of rock garden plants to finish a landscaping project which was started last year. In addition, trim paint for the house and tile for the porch will be purchased with any leftover funds.

My financial situation:
I am a good candidate for this loan because while I carry a high amount of debt, I never miss payments.

Monthly net income: $ 5600 (total household income)

Monthly expenses: $
  Housing: $ 1710
  Insurance: $ 345
  Car expenses: $ 530
  Utilities: $ 250
  Phone, cable, internet: $ 150
  Food, entertainment: $ 600
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 500
  Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$613.75

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2004	Debt/Income ratio:	29%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$38,692	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	luminous-benefit	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a new Online Business
Purpose of loan:
This loan will be used to? This loan will be used to fund my initial Investment in starting a new Online Business

My financial situation:
I am a good candidate for this loan because? I'm a hard working goal driven young entrepreneur with exceedingly high expectations for myself and my business. I never give up. I have visions and goals for my business and more importantly plans to get there, and more importantly than that specific plans on how to get there. Losing is not an option. I played 4 years at Troy University on a Basketball Scholarship with Championship rings, so I know how to win and know the dedication and work it takes to be successful. Basketball has helped me in every aspect of my business  and I credit that sport to helping me overcome many hardships. Losing is not an option!! I am in great financial standing with all other aspects of my life and would welcome any further questions regarding my finances, background, or future endeavors

Monthly net income: $ 3200

Monthly expenses: $
  Housing: $ 470
  Insurance: $
  Car expenses: $
  Utilities: $ 175
  Phone, cable, internet: $ 175
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 250
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$127.20

Auction yield range:	4.27% - 8.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1998	Debt/Income ratio:	21%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,917	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thebigone79	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-780 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	760-780 (Apr-2008)
Principal balance:	$4,284.25	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off a high interest credit card

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time,as you can see i care alot about my credit. I am also a prosper lender for other people in need.Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1989	Debt/Income ratio:	49%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	20y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,339	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bold-platinum-protector	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off high intrest rate credit cards and buy a registered herd bull for my cow operation ?

My financial situation:
I am a good candidate for this loan because i am recieving a promotion at work and will be getting a raise
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$290.30

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2002	Debt/Income ratio:	40%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,115	Occupation:	Student - Technical...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Jennie106	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008)
Principal balance:	$3,939.61	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Final Debts - Consolidation
Purpose of loan:
This loan will be used to consolidate my debt. I will pay off my final credit card which has a high interest rate. It will also be used to consolidate this prosper loan with my previous one. I am 25 years old, trying to situate myself in a sound financial setting.

My financial situation:
I am a good candidate for this loan because I've learned the hard way regarding credit cards/establishing good credit. I'm working my way towards financial freedom from debt. I live with my parents so therefore my montly expenses are low, and I can maintain monthly payments without any concern. I have a previous prosper loan in which I have never made a delinquent payment.

Monthly net income: $ 1600.00

Monthly expenses: $
  Housing: $ live with parents!
  Insurance: $ parents pay for..
  Car expenses: $ 240.00
  Utilities: $ 0
  Phone, cable, internet: $ 90.00
  Food, entertainment: $ 100.00
  Clothing, household expenses $ 0
  Credit cards and other loans: $ if I get this loan this will only be cc/loan payment aside from my car
  Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$243.13

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1982	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	8y 3m
Amount delinquent:	$250	Revolving credit balance:	$64,228	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	notyouravgjo	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off mortgage note
Purpose of loan:
This loan will be used to  pay off private mortgage

My financial situation:
I am a good candidate for this loan because,  I will own a 3 family,(owner occupied), that i will collect 2 rents at $925.00 each , after I complete renovations.  I am a liscenced contractor in MA & RI.

Monthly net income: $ 6500.00

Monthly expenses: $ 3616.00  Housing: $ 550.00
  Insurance: $ 260.00
  Car expenses: $ 340.00
  Utilities: $ 196.00
  Phone, cable, internet: $ 129.00
  Food, entertainment: $ 675.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 900.00
  Other expenses: $ 466.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2000	Debt/Income ratio:	44%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	23	Length of status:	4y 11m
Amount delinquent:	$5,300	Revolving credit balance:	$3,319	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	1
Screen name:	carebear1082	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 620-640 (Oct-2007)
Principal balance:	$528.86	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off debt
The purpose of this loan would be to pay off the remaining balances of debt I have so I can be in a better financial standing with myself and in a better position to help those in need around me.

I am a good candidate for paying off this loan because I have not defaulted in past loan payments and If I receive it I would be so grateful and know that I am given a chance to do the right things. So my way of saying thank you and #1 priority would be to make sure to pay back those who have helped me.

Monthly Net income $1300

Monthly expenses $965

Insurance $260
Car $350
Utilities $20
Internet $35
Food $50
Credit cards and other loans $250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.97%	Starting borrower rate/APR:	14.97% / 17.39%	Starting monthly payment:	$51.98

Auction yield range:	6.27% - 13.97%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1986	Debt/Income ratio:	23%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,415	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MrSpock	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Jun-2007)
Principal balance:	$1,763.38	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Driveway
Purpose of loan:
Our home is currently up for sale, back in December 2008 we had a water main break right in front of our home, which caused our driveway to sink.
Since this happened the city has only fixed the apron and we have a claim in for the rest to be repaired, unfortunately as of July 14th 2009 we have to wait an additional
90 days for an answer.  The city in which we live requires are driveway to be perfect before selling.  This sink is causing potential buyers to walk away.  We have some money put aside for this project but are in need of the balance, which we are applying for.

My financial situation:
I am a good candidate for this loan because my income is a fixed income that is guaranteed. Our current loan is in excellent standing with what I consider a small balance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-2002	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	19	Length of status:	0y 0m
Amount delinquent:	$894	Revolving credit balance:	$14,466	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	glimmering-gain	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saying good bye to the credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards, consolidate my unsecured debt and say good bye to the greedy credit card companies!

My financial situation:
I am a good candidate for this loan because I have the ability to pay the loan off at any given time, but wish to keep current funds as a "rainy day" fund. As you will note, I have 2 delinquencies on my report that show about $850. Those are for student loans payments that I was not aware were due :( Those will be taken care of and off my report within the week. Those pulled my credit score down a bit, and I hope that you will trust that I am a responsible and trustworthy husband, father and person! I'm about a year out of school and have my bachelors in business admin with an emphasis in finance. I'm looking to cut the credit card companies out of my life once and for all! Thank you for bidding on my loan and I look to repay the favor to others here in the short future! Thanks guys, I really appreciate it!

Monthly net income: $ 3500

Monthly expenses: $
  Housing: $ 1350
  Insurance: $ 150
  Car expenses: $ 320
  Utilities: $ 140
  Phone, cable, internet: $ 125
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 350
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 12.63%	Starting monthly payment:	$162.56

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1977	Debt/Income ratio:	10%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	37y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,338	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	natural-power5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
good person helping out daughter
Purpose of loan:
This loan will be used to? Trying to help my daughter and son in law get a fresh start.will use the funds to help them obtain an apartment. i only owe 48k on my home,but to borrow 5k against my home and pay closing cost' would not be beneficial to myself.

My financial situation:
I am a good candidate for this loan because?i am never late on any payments,i have a great work history and i am an honest person.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$119.55

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1994	Debt/Income ratio:	40%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,049	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	smrhodes50	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$5,363.42	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
My Car Loan
Purpose of loan:
This loan will be used for car expenses.  .  I am a very stable employee and work very hard to meet my monthly obligations.  I need my car to go back and forth to work in.
My financial situation:
I am a good candidate for this loan because? I have been employed by a financial institution for several years and I am a very stable employee.  I currently have one loan with Prosper which I have been paying on for over a year..  This is a great way to do it!
Monthly net income: $ 2800

Monthly expenses: $
  Housing: $ 450
  Insurance: $ 180
  Car expenses: $ 680
  Utilities: $ 140
  Phone, cable, internet: $ 70
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 300
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$132.86

Auction yield range:	4.27% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1985	Debt/Income ratio:	52%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,391	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	DavronFunding	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	700-720 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	740-760 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Lower APR - 2nd prosper loan
Purpose of loan:
This loan will be used to pay off credit cards that have high APR's

My financial situation: Very good. I have a good safe job in this economy.
I am a good candidate for this loan because I have a good job and pay my debts. I paid off my last prosper loan ahead of time. This will be paying off all cards with APR's from 16 - 29%

Monthly gross income: $2896.00 (does not include wife's salary of 1600. gross each month)

Monthly expenses: $
??Housing: $360.
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $343.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$451.51

Auction yield range:	17.27% - 30.00%	Estimated loss impact:	36.26%
Lender servicing fee:	1.00%	Estimated return:	-6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,427	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jdn77	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$9,934.09	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Buying out Partner / Past Borrower
Purpose of loan:
This loan will be used to buy out a partner/franchisor.  I currently pay a percentage of sales between 575-685 a month.  This loan is a no brainer for me as in 3 years it becomes profit for me and right now I have a perpetual agreement to pay royalties.  I have made an offer to buy him out and he has accepted.  I would love to further invest in myself and this brand.  Also, this lower amount of loan will save money per month, about 100-200 a month in savings.
My financial situation:
I am a good candidate for this loan because i have been in business for 3 and a half years, and in the restaurant business for over 10 years.  I am currently paying all debts on time and I'm a previous prosper Borrower.  I love the format used to fund/invest.  My expenses haven't changed much the past year.  As with everyone it's tough, but it's been tough for a while really in business.  We continue to offer a high quality meal, with great portions, great service, at a great value.
Monthly net income: $ Personal:2800
Business Sales of $415K last year.
Monthly expenses: $ 2400
  Housing: $ 400
  Insurance: $ 145
  Car expenses: $ 411...gone in 5 months
  Utilities: $ 150
  Phone, cable, internet: $ 75
  Food, entertainment: $ 300
  Clothing, household expenses $
  Credit cards and other loans: $ 300
  Other expenses: $ 600 child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1998	Debt/Income ratio:	90%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	48	Length of status:	6y 9m
Amount delinquent:	$2,171	Revolving credit balance:	$3,768	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	alabamagirl42	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off loans & credit cards
Purpose of loan:
This loan will be used to help put everything as one payment.  We have to many payments and would like to combine them all in one.

My financial situation:
I am a good candidate for this loan because I work really hard and keep my bills paid on time

Monthly net income: $ 3200.00

Monthly expenses: $
  Housing: $ 455.00
  Insurance: $ 120.00
  Car expenses: $ 300.00
  Utilities: $ 350.00
  Phone, cable, internet: $ 400.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 150.00
  Credit cards and other loans: $ 900.00
  Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1972	Debt/Income ratio:	101%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	32y 3m
Amount delinquent:	$0	Revolving credit balance:	$78,158	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	leverage-base	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New business equipment
Purpose of loan:
This loan will be used to? Fund the purchase of new equipment in a new Day Spa that I will be opening in mis September of 2009. It is a 4000 sq.ft Spa with hair, nails, facials, waxing, massage and tanning. It is a state of the art upscale facility located in Medina Ohio, Our yearly revenue is projected at $900,000.00 on a conservative scale. We do have a business plan available if needed. The equipment includes hair backwash units, wall hairdryers, pedicure spas, hair styling stations, massage tables, facial equipment, lotion warmers, towel warmers, hot stone warmers.

My financial situation:
I am a good candidate for this loan because?I have a Spa that I opened 2 years and 8 months ago in Fairlawn, Ohio. This spa only does facials, waxing and massage and is doing well in the current economic conditions of our country. I have been a business owner for over 30 years in the construction and development business. The new spa in Medina, Ohio is in a new build that has 4000 sq.ft. I have a 7 year lease with an option to renew for 10 additional years. It is in a very high traffic area with the anchor store being Buehlers Foods which does over $40,000,000.00 per year. We are currently doing the build out and it is near completion. I have over $80,000.00 invested in the build out and it was funded by cash reserves I had plus unsecured loans being the use of credit cards.

Monthly net income: $ 4,000.00

Monthly expenses: $
  Housing: $ 0
Insurance: $ paid by business's
Car expenses: $ paid by business
  Utilities: $ paid by business
  Phone, cable, internet: $ 85.00
Food, entertainment: $300.00
  Clothing, household expenses $200
  Credit cards and other loans: $ paid by business's
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2003	Debt/Income ratio:	14%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$34,122	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	compassionate-bid	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Renovation
Purpose of loan: This loan will be used to complete a renovation project to my new residence.  This will include a kitchen renovation.   I have used personal funds to do the electrical, flooring bathroom & bedroom upgrades and now need this loan to complete the rest of the project

My financial situation: I am a good candidate for this loan because I have impeccable credit (Above 760) and have never had a late or defaulted payment. I have a solid and secure employment history.   I understand the importance of utilizing credit prudently and only when necessary.  I plan to abide by the terms and conditions of this loan

My Current Financial situation is:

Total Monthly fixed expenses: (Mortgage, Insurance, Property Taxes, Electricity, Cable, Water) $1865
Total Net Income (After Taxes, Insurance etc)  $4200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,695.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$167.15

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1986	Debt/Income ratio:	21%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,202	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exuberant-deal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Down Debt
Purpose of loan: THIS LOAN WILL BE USED TO PAY OFF A COUPLE OF CREDIT CARDSThisMy financial situation: I HAVE BEEN AT THE SAME JOB FOR 16 YEARS.WE HAVE ALWAYS TRIED TO PAY OUR BILLS ON TIME.I MAKE 3100.00 DOLLARS A MONTH SO PAYING BACK ISN'T A PROBLEM.THANK YOU FOR YOUR CONSIDERATION.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$56	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	credit-sorcerer2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding to meet incresing demand
Purpose of loan:
This loan will be used to facilitate the expansion of my growing business.

My financial situation: I am a good candidate for this loan because my record will show that I do not believe in overextending myself and my positive payment record is of the utmost importance to me. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$458.29

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,338	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	DeepPockets72	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (Mar-2008) 580-600 (Feb-2008) 560-580 (Dec-2007) 560-580 (Nov-2007)
Principal balance:	$641.62	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off high interest debts
Purpose of loan:I am an actress/model/pornstar. My stage name is Nina Jaymes ( google me)  I  have my full-time modeling business as described below. This is a great business and would like the chance to further expansion.  Need to pay off debts and get a new laptop and camcorder so I can further expand in the entertainment/adult industry.

My financial situation:
I am self-employed and make a pretty good living by most people's standards. I do various photo and video shoots as a free-lancer so there is always an influx of money coming in almost everyday.  I model, produce, videography, website owner. NO LATE PAYMENTS ON CREDIT REPORT OVER THE LAST 6 YRS.
 $4000 - $8000 per Month  I average over $50k per year for the last 6 yrs.
I only have bank statements to prove my income. Most of my business is a cash business.
I receive $556 per month in child support.
However because of being self employed and inadequate verification the banks gouge me with extremely high interest rates. My computer was hacked and credit card accounts were fooled with and as of this date the banks continue to charge me exorbitant interest rates making it unbearable for me to pay no more than the minimums on most occasions. In light of things they recently dropped my interest rate a bit.
I refinanced my car loan  04/07
From $625 a month to  $452 per month
And I also bought a home for $ 153,000
Mortgage is $ 1150 per month  ( in process of loan modification due to down real estate market)
That is the reasoning behind the my low credit score, Not to mention not being able to reduce my credit card payments. I do have 2 other fixed payment loans One is a revolving charge account with Care Credit  my balance left is $425 left of medical fees and my  minimum payment is $130.00  I also bought a water filtration system when I bought my home. Which was charged on their inhouse credit card. (thought it was an installment plan) which has driven my credit score even lower.  I still owe about $5500 for that but it's a home improvement. My minimum payment is $ 60 @ 9.9% interest  so I prefer to continue to pay what I can on that.

This interest is capped out for the state of FLORIDA

Monthly net income: $ 4000- 8000

Monthly expenses: $
  Housing: $ 1st mtg  812    2nd mtg 349
  Insurance: $ 87 (car) Homeowners (115)
  Car expenses: $ 450
  Utilities: $ 150
  Phone, cable, internet: $ 130
  Food, entertainment: $ 400
  Clothing, household expenses $ 200
  Credit cards and other loans: $  approx 500
  Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1989	Debt/Income ratio:	52%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	33	Length of status:	3y 4m
Amount delinquent:	$1,019	Revolving credit balance:	$17,360	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mugs101	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	560-580 (Jul-2008) 560-580 (Jun-2008) 580-600 (Apr-2008)
Principal balance:	$756.74	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
2nd loan, Paying for college, help?
Purpose of loan:
This loan will be used to pay for college classes required to maintain my current teaching position.

My financial situation:
I am a good candidate for this because it will be my second Prosper loan and I have never missed a payment.  I am teaching outside of my BA licensure and I need to finish graduate credits in my field to maintain my teaching position.  I needed to stop taking classes in 2007 due to severe health issues within my family.  I now am teaching with a variance that will expire the end of the 2009-2010 school year.  I have completed 12 credits with a 4.0 average, I am just finishing a class now, and I have 15 credits to complete by August 2010.  I love my career and have worked for the same district since 2005. I have been asked to mentor new hires in my field for the upcoming school year, which I hold as a high compliment and an opinion of my work.  Due to several family health in 2006 and 2007 we obtained a high amount of debt that I know we can turn around.  Also, when I first went back to college for my BA we made a detrimental credit decision that has haunted us ever since.  I am looking for someone to help me achieve my goal.  I have been happily married for 19 years this September, have two wonderful daughters ages 9 and 12, and I would really appreciate your consideration. I also work part-time at another job and my husband works full-time adding another $2000 to my net monthy income.  I would be happy to answer any questions.

My credit score has raised more than 60 points since my last loan.

I am delinquent now on a couple of bills because I had to pay for these college credits to keep my job.  I have no one besides my own family to use as a resource and we are really trying to correct our situation.  A portion of this money will catch up those bills.   Please help us, me, get back on track so I can help others in the future!

Monthly net income: $ 2900

Monthly expenses: $
  Housing: $ 1000
  Insurance: $ 270
  Car expenses: $ 395
  Utilities: $ 100
  Phone, cable, internet: $ 70
  Food, entertainment: $ 320
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 500
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	30.68%	Starting borrower rate/APR:	31.68% / 34.08%	Starting monthly payment:	$303.64

Auction yield range:	14.27% - 30.68%	Estimated loss impact:	16.11%
Lender servicing fee:	1.00%	Estimated return:	14.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1998	Debt/Income ratio:	29%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,458	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	invest2008	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	620-640 (Oct-2008) 620-640 (Sep-2008) 640-660 (Nov-2007)
Principal balance:	$5,659.37	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
High ROI at very low risk
A fully employed MBA getting a CFA(2nd masters), with no late payments for the past 3 years and no defaults on any debts EVER is not high risk. You are getting an 18% return from a very low risk borrower. My credit report erroneously shows late payments to Citicorp over the past few months. This is due to faults with their record keeping database and they are making me jump through hoops to get this resolved. I have had to submit copies of the checks that they cashed over the past 8 months proving the fault to be theirs. My credit score prior to their messing with my score, was around 690 just a few months ago.  I'm clearly not high risk given my credit history. I finished graduate school and am working as a consultant at Toyota National Headquarters now and will probably be finding a better position as soon as I get my CFA Level 2 results next month. This is for debt consolidation. I'd also like to purchase a home soon, so I need to take good care of my credit.
Monthly net income:  $ 2800(after tax)
Monthly expenses:    Housing: $ 300  Insurance: $ 70  Car expenses: $ 200  Utilities: $ 50  Phone, cable, internet: $ 50  Food, entertainment: $ 300   Credit cards and other loans: $ 800

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.88%	Starting monthly payment:	$60.98

Auction yield range:	11.27% - 31.00%	Estimated loss impact:	10.78%
Lender servicing fee:	1.00%	Estimated return:	20.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2000	Debt/Income ratio:	51%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,498	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aschac05	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2009) 640-660 (Jul-2008) 640-660 (Jun-2008)
Principal balance:	$1,472.68	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Prosper people helping people?
Purpose of loan:
This loan will be used to?
Pay off 2 walmart cc
My financial situation:
I am a good candidate for this loan because?
I currently have a prosper loan and have not defaulted.  I do would like to pay off these two cards so I can cancel them.
My wife and I have worked very hard to pay off our bills.
Monthly net income: $ 2100

Monthly expenses: $
  Housing: $ 300 Live with mom
  Insurance: $ 140
  Car expenses: $ 225
  Utilities: $ 0
  Phone, cable, internet: $ 140
  Food, entertainment: $ 400
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 600
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	23 / 16	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	57	Length of status:	41y 6m
Amount delinquent:	$10,163	Revolving credit balance:	$63,962	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	generosity-sleuth	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new roof for rental duplex
I?d like to borrow money to put a new roof on my rental duplex and do some other minor repairs. I?ve owned this property for 20 years. The local rental market is good for the type of apartments I am renting. The inside of both apartments are in good shape but the outside needs some sprucing up. I?m having it painted now but a new roof is needed and will attract a good tenant to the one side that is currently available. This property has a good cash flow when both sides are occupied and will ensure I make my loan payment.

The only bad marks on my credit report are due to a situation with my former girlfriend.
We broke up 4 years ago and we own a house together. We each paid half of the mortgage payment while together, and I continued making half the payment for 2 years after we parted ways, all the time asking her to buy my half or to agree to sell the house. To this day she refuses and she has stopped making the payments and we are going to lose the house to foreclosure unless she agrees to sell or move out and rent the house so we can make the mortgage payment. I know it?s a long story, but this situation is enough to damage my credit to the point of trying for a loan here. Until very recently, I would have had no problem borrowing from a bank. I am a good risk, I take my obligations seriously.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$392.33

Auction yield range:	11.27% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1999	Debt/Income ratio:	35%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,177	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	SantaBarbaran	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008) 580-600 (Oct-2007) 600-620 (Jul-2007) 580-600 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Consolidate, Consolidate!
Despite the 'D' credit grade assigned my Prosper, I think I would be an excellent borrower!  I've never defaulted on an account or had a late payment.  I'm working actively to pay off my debts efficiently and work at a great company.  My most recent credit scores vary from 700-720 and I've boosted those up over 80 points in the last year.  I've got sufficient emergency savings and balance in my retirement account in case of any emergencies and hope you will help me to consolidate my balances into one simple 36 month loan.

Thank you for looking at my loan, please let me know if there's any questions or items I may clarify!

Purpose of loan:
This loan will be used to consolidate some credit cards into one payment and be rid of them in three years and improve my credit score.

My financial situation:
I am a good candidate for this loan because I have a steady income at a stable employer and have previously borrowed via Prosper in the past with no late payments.

I have a steady job in the financial services industry and am working on continuing my education and obtaining my MBA.  I'm working hard to lower my credit card debt and have in the last 14 months paid off 20% by budgeting and diligence.

I've learned the hard way about the dangers of credit cards.  While it may have made college easier, I'm paying the price now!

Monthly gross income: $4,138

Monthly net income: $3,358 Net

Monthly expenses: $ 2,865
  Housing: $ 800
  Renters/Auto Insurance: $  150
  Car expenses: $  450 (incl. gas)
  Utilities: $ 150
  Food, entertainment: $ 250
  Clothing, household expenses, laundry $ 150
  Credit cards and other loans: $ 800
  Student Loan: $71
  Pet Care:  $30

The credit cards I'll consolidate are as follows:
Capital One: $600 @ 14.99%
Capital One: $4000 @ 9.72%
BofA:           $2000 @ 13%
Chase:         $3200 @ 13%

These are all permanent rates, but I'd like to try to consolidate the payments and try to obtain a comparable interest rate, pay them down in 36 months and improve my credit by having an installment loan vs. revolving credit.  The cards are closed from when I enrolled in a debt management program.  I have paid consistently there, but would rather avoid the $31 monthly fee and the 5 year program and the negative effect on my score since the accounts are closed and still open.

Inquiries - I've been working to finance my car (once in March, and recently).  I've taken some pulls but have succesfully reduced my interest rate 6%

I do not plan to payoff this loan early.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$226.05

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1987	Debt/Income ratio:	28%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$104,790	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Atlbusinessmaverick	Borrower's state:	Georgia	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	22 ( 100% )	680-700 (Latest)
Principal borrowed:	$20,600.00	< mo. late:	0 ( 0% )	680-700 (Apr-2007) 720-740 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Lender w/ Perfect Credit
Purpose of loan: Prosper lender seeking to consolidate 3 loans ($2600,$2000 and $1400) into one.  This decision was influenced due to an increase interest rate on 2 of my cards.

My financial situation: As you can see from my credit file, I have no late pays and take my credit very serious.  I am a degreed healthcare professional/manager employed by a Fortune 500 company.  Although my DTI is a bit high, I am an excellent canidate for your hard earned money.  As a current prosper lender (I've funded 29 loans), I understand the importance of a good, reliable return.My salary including my annual bonus (already paid for 2009) is approx. 107k (w-2 documents provided)    I have in excess of $51,000 in savings (mostly retirement funds).  As you can see, repayment is not a problem for me.  I have successfully paid off two prosper loans w/ perfect payments, $16,000 and $4600 respectfully.

In addition to my primary residence, I also own 3 single family homes in the Atlanta area that I successfully rent.  I am a not a flipper and have owned my rental properties for 11, 5, and 3 years respectfully.  My rentals bring in an additional $3100 monthly.

Thanks for your reviewing my loan request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,907	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	best-duty-architect	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ice Creamery Capital
Purpose of loan:
This loan will be used to fund additional capital improvement for our Ice Creamery.  The Creamery is located on the site of a Marriott brand hotel, and adjacent to many national brand restaurants.  We would like to incorporate additional equipment into our new business.  We saw this site advertised on the news, and decided to try it instead of a bank.  We believe in helping people, who help themselves.  The idea of peer to peer lending is genious for all of us!

My financial situation:
As you can see from my credit, We have very clean credit.  My husband and I own our home.  We have discussed an equity line of credit, however we both agreed that we would "never mortgage the tee-pee".  Our home is our largest investment.  We are savy business people who currently own and opperate two other businesses that have been running for more that 5 years each.

Monthly net income: $ 10,321.00

Monthly expenses: $ 5806.00
  Housing: $ 2274.00
  Insurance: $ 94.00
  Car expenses: $ Paid in full  (Hummer and Lexus)
  Utilities: $  217.00
  Phone, cable, internet: $ 59.00
  Food, entertainment: $ 350.00
  Clothing, household expenses $ 500.00
  Credit cards and other loans: $ 1,212.00
  Other expenses: (monthly charities ie. church tithing) $ 1,100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	34%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$159	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	brightgrneys	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$1,553.36	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Please help my grandma, again!
Purpose of loan:
This loan will be used to pay off remaining balance of first prosper loan.  The remainder will be used to pay the closing cost on a landcontract purchase.

My financial situation:
I am a good candidate for this loan because I've paid my first prosper loan on time for a year.  I've been current on my car loan and student loan. I am now married and am tired of renting.

Monthly net income: $ 1300-1600, my husband makes an additional $2000 net

Monthly expenses: $
  Housing: $ 475.00, includes water, sewage, and trash
  Insurance: $ 108
  Car expenses: $ 400, includes payment, plus money for maintenance
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 50, student loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1995	Debt/Income ratio:	68%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	25 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	81	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$43,037	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	newest-currency-seagull	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Step in Taking Financial Control
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have the desire to get out of debt completely and this loan will enable me to do so quicker than with the current situation.

Monthly net income: $7000
     Income from Employment     $6000
     Income from VA                   $1000

Monthly expenses: $
  Housing: $1675
  Insurance: $80
  Car expenses: $350
  Utilities: $500
  Phone, cable, internet: $400
  Food, entertainment: $200
  Clothing, household expenses $200
  Credit cards and other loans: $1800

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2000	Debt/Income ratio:	31%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,765	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vi3tsk8erboi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,750.00	< mo. late:	0 ( 0% )	600-620 (Mar-2008)
Principal balance:	$4,107.22	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Personal Loan
Purpose of loan:
This loan will be used to refinance my first loan with prosper

My financial situation:
I am a good candidate for this loan because I have paid on time every month for my previous loan.

Monthly net income: $2500

Monthly expenses: $
  Housing: $ 500
  Insurance: $ 125
  Car expenses: $
  Utilities: $ included in rent
  Phone, cable, internet: $ 75
  Food, entertainment: $ 250
  Clothing, household expenses $
  Credit cards and other loans: $400
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1989	Debt/Income ratio:	33%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$94,652	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dalres882208	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	660-680 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Need a bridge loan
I am a very reputable individual with a very well paying job. I have been employed at the same company for several years and hold a fairly prestigious position. I am in a position of "starting over" in my personal life, however. I recently divorced and inherited a relatively large amount of credit card debt as a result. In addition, I am in the process of selling my home and buying another smaller home.

Monthly cash flow is not an issue; I am requesting this loan so that I can use the procceds to pay down credit card debt. I believe that taking that paying down the credit card debt will enable me to obtain a preferred rate on a mortgage on my new home. For me, it is worth paying interest on the loan I am applying for now to avoid refinance costs on my mortgage later.

Thanks in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$35,178	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	green-money-encore	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start new Tanning Salon business
Purpose of loan:
This loan will be used to start a new tanning salon. The total funding required to start the tanning salon is $60,000. We are investing $20,000, we are looking for $20,000 from prosper, and the additional $20,000 is coming from family. Under normal circumstances we would go to the bank for funding, but with owner another small business already it is almost impossible to get traditional financing in this market. We have a complete business plan available upon request.

My financial situation:
Currently my wife and me are owners of a small construction company. With the start of this new business we are looking to diversify our earning potential with two separate businesses.

Monthly net income: $ 6000

Monthly expenses: $
  Housing: $ 1751
  Insurance: $ 80
  Car expenses: $ 592
  Utilities: $ 300
  Phone, cable, internet: $ 130
  Food, entertainment: $ 300
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 700
  Other expenses: $ 0
Information in the Description is not verified.